METWEST Funds

TCW Family of Funds

MetWest Low Duration Bond Fund

I SHARE: MWLIX | M SHARE: MWLDX | ADMIN SHARE: MWLNX

JULY 29

2015

SUMMARY PROSPECTUS

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information and other information about the Fund online at www.mwamllc.com/literature.php. You can also get this information at no cost by calling 800 241 4671 or by sending an email request to metwestclientservices@tcw.com. The Fund's current Prospectus and Statement of Additional Information, both dated July 29, 2015, are incorporated by reference into this Summary Prospectus. The Securities and Exchange Commission has not approved or disapproved these securities or passed the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

MW-LD_0715

INVESTMENT OBJECTIVE

The Low Duration Bond Fund seeks to maximize current income, consistent with preservation of capital.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class M	Class I	Administrative Class
Shareholder Fees
(fees paid directly from your investment)	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%	0.30%	0.30%
Distribution (12b-1) Fees	0.19%	None	0.19%
Other Expenses[1]	0.14%	0.09%	0.19%

Total Annual Fund Operating Expenses[2]	0.63%	0.39%	0.68%

1 For the Administrative Class Shares, includes up to 0.20% charged under the Shareholder Servicing Plan.

2 The expense information in the table has been updated to reflect the amended operating expense limit (effective July 29, 2014) as if it had been in effect during the full fiscal year ending March 31, 2015.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class M	$64	$202	$351	$786
Class I	$40	$125	$219	$493
Administrative Class	$69	$218	$379	$847

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund pursues its objective by investing, under normal circumstances, at least 70% of its net assets in highly rated fixed income securities or unrated securities that are determined by the Adviser to be of similar quality. Up to 30% of the Fund’s net assets may be invested in securities rated below highly rated securities but not more than 20% may be below investment grade. The Fund also invests at least 80% of its net assets plus borrowings for investment purposes in fixed income securities it regards as bonds. Under normal conditions, the portfolio duration is up to three years and the dollar-weighted average maturity ranges from one to five years. The Fund invests in the U.S. and abroad, including emerging markets and may purchase securities of varying maturities issued by domestic and foreign corporations and governments.

Investments include various types of bonds and other securities, typically corporate bonds, notes, collateralized bond obligations, collateralized debt obligations, mortgage-related and asset-backed securities, bank loans, money-market securities, swaps, futures, municipal securities, credit default swaps, private placements and restricted securities. These investments may have interest rates that are fixed, variable or floating.

Derivatives will be used in an effort to hedge investments, for risk management, or to increase income or gains for the Fund. The Fund may also seek to obtain market exposure to the securities in which it invests by entering into a series of purchase and sale contracts or by using other investment techniques such as reverse repurchase agreements.

PRINCIPAL RISKS

Because the Fund holds securities with fluctuating market prices, the value of the Fund’s shares will vary as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund.

The principal risks affecting the Fund that can cause a decline in value are:

Market Risk. The risk that returns from the securities in which the Fund invests will underperform returns from the general securities markets or other types of securities.

Interest Rate Risk. The risk that debt securities will decline in value because of changes in interest rates.

Credit Risk. The risk that an issuer will default in the payment of principal and/or interest on a security.

Foreign Investing Risk. The risk that the value of the Fund’s foreign investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries where the Fund invests or has exposure. Emerging market debt also may be of lower credit quality and subject to greater risk of default.

Prepayment Risk of Asset-Backed and Mortgage-Backed Securities. The risk that in times of declining interest rates, the Fund’s higher yielding securities will be prepaid and the Fund will have to replace them with securities having a lower yield.

Extension Risk of Asset-Backed and Mortgage-Backed Securities. The risk that in times of rising interest rates prepayments will slow causing securities considered short or intermediate term to become longer-term securities that fluctuate more widely in response to changes in interest rates than shorter term securities.

Asset-Backed Securities Investment Risk. The risk that the impairment of the value of the collateral underlying the security in which the Fund invests, such as non-payment of loans, will result in a reduction in the value of the security.

Derivatives Risk. The risk of investing in derivative instruments, which includes liquidity, interest rate, market, credit and management risks as well as risks related to mispricing or improper valuation. Changes in the value of a derivative may not correlate perfectly with the underlying asset, reference rate or index, and the Fund could lose more than the principal amount invested. These investments can create investment leverage and may create additional risks that may subject the Fund to greater volatility and less liquidity than investments in more traditional securities.

Swap Agreements Risk. The risk of using swaps, which, in addition to risks applicable to derivatives generally, includes: (1) the inability to assign a swap contract without the consent of the counterparty; (2) potential default of the counterparty to a swap for those not traded through a central counterparty; (3) absence of a liquid secondary market for any particular swap at any time; and (4) possible inability of the Fund to close out a swap transaction at a time that otherwise would be favorable for it to do so.

Liquidity Risk. The risk that there may be no willing buyer of the Fund’s portfolio securities and the Fund may have to sell those securities at a lower price or may not be able to sell the securities at all, each of which would have a negative effect on performance. Over recent years, there has been a dramatic decline in the ability of dealers to make markets, which can further constrain liquidity and increase the volatility of portfolio valuations. High levels of redemptions in bond funds in response to market conditions could cause greater losses as a result. Recent changes in regulations such as the Volcker Rule may further constrain the ability of market participants to create liquidity, particularly in times of increased market volatility.

Securities Selection Risk. The risk that the securities held by the Fund may underperform other funds investing in the same asset class or benchmarks that are representative of the asset class because of the portfolio managers’ choice of securities.

Portfolio Management Risk. The risk that an investment strategy may fail to produce the intended results.

Please see “Principal Risks” and “Other Risks” for a more detailed description of the risks of investing in the Fund.

Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.

PERFORMANCE INFORMATION

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The bar chart shows the performance of the Fund’s Class M Shares. Class M performance is lower than Class I performance and higher than Administrative Class performance because Class M has higher expenses than Class I and lower expenses than Administrative Class. The table compares the average annual total returns of the Fund to a broad-based securities market index. Total returns would have been lower if certain fees and expenses had not been waived or reimbursed. The inception dates of Class M shares, Class I shares and Administrative Class shares of the

Fund are March 31, 1997, March 31, 2000 and September 23, 2009, respectively. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund is available on our website at www.mwamllc.com or by calling (800) 241-4671.

LOW DURATION BOND FUND – CLASS M SHARES

ANNUAL TOTAL RETURNS FOR YEARS ENDED 12/31

Year-to-Date Total Return of Class M Shares as of June 30, 2015: 0.34%

Highest Performance Quarter	8.19%	(quarter ended September 30, 2009)
Lowest Performance Quarter	-8.05%	(quarter ended December 31, 2008)

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2014)

Low Duration Bond Fund	1 Year	5 Years	10 Years	Since Inception
Class M Return Before Taxes	1.39%	4.39%	3.13%	4.19%
Class M Return After Taxes on Distributions	0.84%	3.44%	1.75%	2.34%
Class M Return After Taxes on Distributions and Sale of Fund Shares	0.79%	3.03%	1.88%	2.47%
Class I Return Before Taxes	1.61%	4.59%	3.32%	3.80%
Administrative Class Return Before Taxes	1.08%	4.17%	NA	4.88%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index	0.62%	1.06%	2.54%	3.71%

(Reflects no deduction for fees, expenses or taxes; inception calculated from March 31, 1997)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of the shares.

INVESTMENT ADVISER

Metropolitan West Asset Management, LLC.

PORTFOLIO MANAGERS

Tad Rivelle – Founding Partner, Chief Investment Officer and Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since 1996.

Stephen M. Kane – CFA, Founding Partner and Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since 1996.

Laird Landmann – Founding Partner and Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since 1996.

Bryan T. Whalen – CFA, Generalist Portfolio Manager of the Adviser, has been a member of the team managing the Fund since 2004.

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem shares of the Funds on any business day (normally any day that the New York Stock Exchange is open). Generally, purchase and redemption orders for shares of the Funds are processed at the net asset value next calculated after an order is received by the Fund. You may conduct transactions by mail (Metropolitan West Funds, c/o BNY Mellon Investment Servicing, P.O. Box 9793, Providence, RI 02940), or by telephone at (800) 241-4671. You may also purchase or redeem shares of the Funds through your dealer or financial advisor. Plan Class shares offered by the Total Return Bond Fund are intended for retirement plans, including defined benefit and defined contribution plans (which may include participant directed plans).

PURCHASE MINIMUMS FOR EACH SHARE CLASS

The following table provides the minimum initial and subsequent investment requirements for each share class. The minimums may be reduced or waived in some cases.

Share Class and Type of Account	Minimum Initial Investment	Minimum Subsequent Investment
Class M
Regular Accounts	$5,000	$0
Individual Retirement Accounts	$1,000	$0
Automatic Investment Plan	$5,000	$100
Class I
Regular Accounts	$3,000,000	$50,000
Administrative Class
Regular Accounts	$2,500	$0
Individual Retirement Accounts	$1,000	$0
Plan Class
Regular Accounts (Defined Benefit and Defined Contribution Plans)	$25,000,000	$50,000

TAX INFORMATION

Dividends and capital gains distributions you receive from the Fund are subject to federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal from those arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or the Adviser may, directly or through the Fund’s principal underwriter, pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. Plan Class shares do not make payments to broker-dealers or other financial intermediaries.

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